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                                                                   EXHIBIT 10.44


                                AMENDMENT NO. 1

                          Dated as of February 10, 2003

                                       to

                            SERIES 2000-1 SUPPLEMENT

                            Dated as of March 8, 2000

               THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of February 10, 2003 by and among INGRAM FUNDING INC., as the "Company", INGRAM MICRO INC., as "Master Servicer", REDWOOD RECEIVABLES CORPORATION, as the sole "Purchaser", JPMORGAN CHASE BANK, as "Trustee" and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as "Agent" and as sole Liquidity Bank. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in the Supplement referred to below.

                                    RECITALS:

               WHEREAS, the Company, the Master Servicer, the Purchaser, the Trustee, the Agent and the Liquidity Bank are parties to a Series 2000-1 Supplement dated as of March 8, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Supplement");

               WHEREAS, the Company, the Master Servicer, the Purchaser, the Trustee, the Agent and the Liquidity Bank have agreed to amend the Supplement on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Master Servicer, the Purchaser, the Trustee, the Agent and the Liquidity Bank hereby agree as follows:

               1. Amendment to Section. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, clause (iii) of Section 5.01(p) is hereby deleted in its entirety and replaced with the following:

                             "(iii) the  Receivable  Collection  Turnover  as of
               the last day of any Settlement Period shall be greater than 36 days;"

               2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Agent

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and the Trustee shall each have received counterparts of this Amendment duly executed by each of the parties hereto and the Rating Agency Condition shall have been satisfied.

        3. Representations and Warranties.

        3.1 Upon the effectiveness of this Amendment, the Company and the Master Servicer each (a) hereby reaffirms in all material respects all covenants, representations and warranties made by it in the Supplement and each other Transaction Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and (c) represents and warrants that, as of the Effective Date of this Amendment and after giving effect hereto, no Early Amortization Event or Servicer Default has occurred and is continuing.

        3.2 The Company and the Master Servicer each hereby represent and warrant that this Amendment and the Supplement, as amended hereby, constitute legal, valid and binding obligations of such Person (to the extent a party thereto) and are enforceable against such Person in accordance with their respective terms.

        4. Reference to and Effect on Transaction Documents.

        4.1 Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the Effective Date, each reference to the Supplement in any of the Transaction Documents shall mean and be a reference to the Supplement, as amended hereby.

        4.2 Except as specifically set forth above, the Supplement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

        4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser, the Trustee, the Agent or the Liquidity Bank, nor constitute a waiver of any provision of any of the Transaction Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        7. Entire Agreement. This Amendment, taken together with the Supplement and all of the other Transaction Documents, embodies the entire agreement and understanding of


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the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

        8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

        9. No Course of Dealing. The Purchaser, the Agent, the Trustee and the Liquidity Bank have entered into this Amendment on the express understanding with the Company and the Master Servicer that in entering into this Amendment the Purchaser, the Agent, the Trustee and the Liquidity Bank are not establishing any course of dealing with the Company or the Master Servicer. The rights of the Purchaser, the Agent, the Trustee and the Liquidity Bank to require strict performance with all the terms and conditions of the Supplement as amended by this Amendment and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Purchaser, the Agent, the Trustee or the Liquidity Bank shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Purchaser, the Agent, the Trustee or the Liquidity Bank may require the payment of fees in connection therewith.


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               IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

                                            INGRAM FUNDING INC.



                                            By: /s/ James F. Ricketts
                                                --------------------------------
                                                Name:  James F. Ricketts
                                                Title: Treasurer


                                            INGRAM MICRO INC., as Master
                                             Servicer


                                            By: /s/ James F. Ricketts
                                                --------------------------------
                                                Name:  James F. Ricketts
                                                Title: Corporate Vice President
                                                       & Treasurer


                                            JPMORGAN CHASE BANK, not in its
                                             individual capacity but solely as
                                             Trustee


                                            By: /s/ Jennifer H. McCourt
                                                --------------------------------
                                                Name:  Jennifer H. McCourt
                                                Title: Vice President


                                            GENERAL ELECTRIC CAPITAL
                                             CORPORATION, as Agent


                                            By: /s/ Brian P. Schwinn
                                                --------------------------------
                                                Name:  Brian P. Schwinn
                                                Title: Duly Authorized Signatory


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                                            REDWOOD RECEIVABLES CORPORATION, as
                                             the sole Purchaser


                                            By: /s/ Brian P. Schwinn
                                                --------------------------------
                                                Name:  Brian P. Schwinn
                                                Title: Assistant Secretary


                                            GENERAL ELECTRIC CAPITAL
                                             CORPORATION, as sole Liquidity
                                             Bank


                                            By: /s/ Brian P. Schwinn
                                                --------------------------------
                                                Name:  Brian P. Schwinn
                                                Title: Duly Authorized Signatory


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Consented to this 7th day of
February, 2003


AMBAC ASSURANCE CORPORATION


By: /s/ Jennifer J. Baratta
    -----------------------------
Name:  Jennifer J. Baratta
Title: Vice President


                       Signature Page to Amendment No. 1
                          to Series 2000-1 Supplement